                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)   June 8, 1999
                                                -------------------------------

                              THE TODD-AO CORPORATION
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                (Exact name of registrant as specified in its charter)


         Delaware                      0-1461               13-1679856
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)       Identification No.)


               900 North Seward Street, Hollywood, California 90038
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               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (323) 962-4000
                                                   ----------------------------


                                Not Applicable
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             (Former name or former address, if changed from last report)


Exhibit index located on page 2

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                            THE TODD-AO CORPORATION

                                   FORM 8-K

                                 JUNE 8, 1999

                           ___________________________

                               TABLE OF CONTENTS


Item 5.       OTHER EVENTS.                                              Page 2

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.                         Page 2




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Item 5.       Other Events

              On June 8, 1999 a Merger Agreement was signed and entered into by and among The Todd-AO Corporation ("The Company"), Todd-AO East, Inc., a New York corporation and an indirect wholly-owned subsidiary of the Company (the "Transitory Subsidiary"), Sound One Corporation, a New York corporation (the "Target"), and Jeremy Koch, Elisha Birnbaum, and Gaetano Spera, individuals.

              The respective Boards of Directors of the Company, the Transitory Subsidiary, and the Target have each approved the acquisition of the Target by the Company pursuant to a merger of the Transitory Subsidiary into the Target in accordance with the Internal Revenue Code of 1986 and the provisions of the Merger Agreement with the result that all of the issued and outstanding shares of common stock of the Target shall be extinguished in exchange for a cash consideration of $11.50 per share. The merger is expected to be completed within 30 days.

              The transaction is to be accounted for as a purchase and the acquisition price is equal to the sum of: (1) approximately $11,961,000 in cash for the common stock (2) $800,000 in cash to be paid for non-compete agreements (3) approximately $200,000 in acquisition costs.

              The funds to be paid for the common stock will be provided by the Company's institutional lender and the other cash requirements by the Company's operational cash flows.

              Sound One Corporation is the leading post production sound facility in New York servicing the entertainment industry and Todd-AO provides sound and video post production services to the entertainment industry in the U.S. and Europe.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              c. The following exhibits are filed with this Current Report on Form 8-K:


              Exhibit No.  Exhibit
              -----------  -------
              1            Merger Agreement among The Todd-AO Corporation,
                           Todd-AO East, Inc., and Sound One Corporation as of
                           June 8, 1999.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE TODD-AO CORPORATION
                                           -----------------------------------
                                                        (Registrant)


                                                     /s/ Silas R. Cross
                                           -----------------------------------
                                                      Silas R. Cross
                                                 Vice President/Treasurer


   June 21, 1999
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       Date



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